Exhibit 10.1

Execution Version

July 8, 2025

Mach Natural Resources LP

140201 Wireless Way, Suite 300

Oklahoma City, OK 73134

Attn: Michael Reel

Re:	Letter Agreement Regarding Permitted Restricted Payments

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of February 27, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Mach Natural Resources LP, a Delaware limited partnership (the “Borrower”), the Issuing Banks party thereto, the Lenders party thereto and Truist Bank, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

1. Borrower Request. The Borrower has advised the Administrative Agent and the Lenders that (a) within ten (10) Business Days of the date hereof (or such longer period as the Administrative Agent may agree in its reasonable discretion), certain of the Credit Parties and/or their Subsidiaries are anticipating entering into, or have entered into, an agreement to acquire certain assets (and/or equity in entities owning certain assets) in the Midland Basin (the “Midland Basin Acquisition Agreement”) and an agreement to acquire certain assets (and/or equity in entities owning certain assets) in the San Juan Basin (the “San Juan Basin Acquisition Agreement”, and together with the Midland Basin Acquisition Agreement, collectively, the “Acquisition Agreements”), (b) as required under the Acquisition Agreements, the Credit Parties are making cash earnest money deposits with the respective sellers in an aggregate amount of $76,250,000, (c) in accordance with past practice, the Borrower intends to declare its quarterly distribution in August 2025 in connection with its financial reporting for the fiscal quarter ending June 30, 2025, which quarterly distribution is anticipated to be paid in September 2025 (such distribution, the “Specified Quarterly Distribution”), (d) in part because of the required use of cash to make such deposits described in clause (b) above, the Borrower’s Liquidity as of the date it declares or pays the Specified Quarterly Distribution may be less than or equal to twenty percent (20%) of the Loan Limit, and (e) as a result of the foregoing, absent this letter agreement (this “Letter Agreement”), the Borrower may otherwise not be permitted to pay the Specified Quarterly Distribution. Therefore, the Borrower has requested that the Lenders enter into this Letter Agreement to evidence the Lenders’ consent to the Borrower’s payment of the Specified Quarterly Distribution on the terms and conditions set forth herein.

2. Limited Consent. In reliance on the representations, warranties, covenants and agreements contained in this Letter Agreement, and notwithstanding anything to the contrary set forth in Section 10.6 of the Credit Agreement, and subject to the satisfaction of the condition precedent in Section 4 hereof, the Administrative Agent and the Lenders party hereto hereby consent to the Borrower’s payment of the Specified Quarterly Distribution so long as each of the following conditions are satisfied:

(a) the date the Specified Quarterly Distribution is declared (the “Declaration Date”) and the date on which it is paid are each on or before September 30, 2025;

(b) on either the Declaration Date or the date that the Specified Quarterly Distribution is paid, (i) each of the FCF Payment Conditions (other than the minimum Liquidity requirement in clause (b)(i) of the definition thereof) shall be satisfied on such date as if the Specified Quarterly Distribution was paid on such date and the aggregate amount of the Specified Quarterly Distribution does not exceed 100% of Distributable Free Cash Flow as of such date, and (ii) after giving pro forma effect to the payment of the Specified Quarterly Distribution, Liquidity is greater than or equal to ten percent (10%) of the Loan Limit; and

(c) on each of the Declaration Date and the date that the Specified Quarterly Distribution is paid, (i) at least one Acquisition Agreements shall remain in full force and effect (except for any termination in accordance with their terms as a result of the consummation of the transactions contemplated thereunder) and (ii) the earnest money deposits under both of the Acquisition Agreements shall not have been returned to the Credit Parties.

For the avoidance of doubt, notwithstanding the foregoing, if the Borrower would be permitted to make the Specified Quarterly Distribution under Section 10.6 of the Credit Agreement without giving effect to the limited consent described in this Section 2 (including if either or both of the Acquisition Agreements are terminated or otherwise no longer in effect or either or both of the earnest money deposits are returned to the Credit Parties), then the Borrower shall be permitted to make such Specified Quarterly Distribution.

3. Limitation on Consent. Nothing contained herein shall constitute or be deemed to constitute a consent to, extension of, or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Credit Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Credit Document, nor shall this Letter Agreement constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future extensions, waivers, consents or amendments with respect to the Credit Agreement or any other Credit Document, and the parties hereto agree that this Letter Agreement shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Credit Documents.

4. Condition Precedent. The effectiveness of this Letter Agreement is subject to the Administrative Agent’s receipt of executed counterparts of this Letter Agreement from each Credit Party and from Lenders constituting the Majority Lenders.

5. Representations and Warranties; Ratifications and Affirmations of the Credit Parties. To induce the Lenders and the Administrative Agent to enter into this Letter Agreement, each Credit Party hereby expressly:

(a) Represents and warrants that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Credit Documents to which it is a party is true and correct in all material respects on and as of the date hereof immediately after giving effect to this Letter Agreement except (i) to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and (ii) to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, such representations and warranties shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Acknowledges the terms of this Letter Agreement.

(c) Ratifies and affirms its obligations under the Credit Agreement, the Guarantee and the other Credit Documents, in each case, to which it is a party.

(d) Represents and warrants that the execution, delivery and performance by such Credit Party of this Letter Agreement are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Letter Agreement constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally.

6. Miscellaneous.

(a) This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby. The provisions of Section 13.12 of the Credit Agreement are hereby incorporated by reference and made a part hereof.

(b) The expense reimbursement and indemnification provisions of Section 13.5 of the Credit Agreement are hereby incorporated by reference and made a part hereof.

(c) This Letter Agreement constitutes a “Credit Document” under and as defined in Section 1.1 of the Credit Agreement. THIS LETTER AGREEMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SPECIFIC MATTERS SET FORTH ABOVE AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(d) This Letter Agreement may be executed in separate counterparts and delivery of an executed signature page hereof by facsimile or electronic mail (including .pdf) shall be effective as delivery of a manually executed counterpart hereof. The execution and delivery of this Letter Agreement shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof. This Letter Agreement may only be amended, modified or superseded by an agreement in writing signed by each of the parties hereto.

[Signature Pages Follow]

Very truly yours,

TRUIST BANK,
as Administrative Agent and a Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Managing Director

[Signature Page to Letter Agreement Regarding Permitted Restricted Payments -

Mach Natural Resources]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kristin Oswald
Name:	Kristin Oswald
Title:	Senior Director

[Signature Page to Letter Agreement Regarding Permitted Restricted Payments -

Mach Natural Resources]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ John Corley
Name:	John Corley
Title:	Managing Director

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Mach Natural Resources]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lesley Appou
Name:	Lesley Appou
Title:	Vice President

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Mach Natural Resources]

MIDFIRST BANK,
as a Lender

By:	/s/ Chad Dayton
Name:	Chad Dayton
Title:	Senior Vice President

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Mach Natural Resources]

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Matthew Denkler
Name:	Matthew Denkler
Title:	Executive Director

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Mach Natural Resources]

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

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Mach Natural Resources]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Senior Vice President

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Mach Natural Resources]

REGIONS BANK,
as a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Managing Director

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Mach Natural Resources]

FLAGSTAR BANK, N.A.,
as a Lender

By:	/s/ Meghan Jackson
Name:	Meghan Jackson
Title:	Senior Vice President

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Mach Natural Resources]

Accepted and agreed to:

BORROWER:

MACH NATURAL RESOURCES LP

By: Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

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Mach Natural Resources]

GUARANTORS:

MACH NATURAL RESOURCES LP

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

MACH NATURAL RESOURCES INTERMEDIATE LLC,

By:	Mach Natural Resources LP, its sole member

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

MACH NATURAL RESOURCES HOLDCO LLC

By:	Mach Natural Resources Intermediate LLC, its sole member

By:	Mach Natural Resources LP, its sole member

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

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Mach Natural Resources]

BCE-MACH LLC
BCE-MACH II LLC
BCE-MACH III LLC

By:	Mach Natural Resources Holdco LLC, its sole member

By:	Mach Natural Resources Intermediate LLC, its sole member

By:	Mach Natural Resources LP, its sole member

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

BCE-MACH III MIDSTREAM HOLDINGS LLC

By:	BCE-Mach III LLC, its sole member

By:	Mach Natural Resources Holdco LLC, its sole member

By:	Mach Natural Resources Intermediate LLC, its sole member

By:	Mach Natural Resources LP, its sole member

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

[Signature Page to Letter Agreement Regarding Permitted Restricted Payments -

Mach Natural Resources]

RINGWOOD GATHERING COMPANY, LLC

TIMBERLAND GATHERING & PROCESSING COMPANY, LLC,

By:	BCE-Mach III Midstream Holdings LLC, its sole member

By:	BCE-Mach III LLC, its sole member

By:	Mach Natural Resources Holdco LLC, its sole member

By:	Mach Natural Resources Intermediate LLC, its sole member

By:	Mach Natural Resources LP, its sole member

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Kevin White
Name:	Kevin White
Title:	Chief Financial Officer

[Signature Page to Letter Agreement Regarding Permitted Restricted Payments -

Mach Natural Resources]